UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 20, 2008

(Date of earliest event reported)

MF Global Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-5950

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 20, 2008, MF Global Ltd. issued a press release announcing, among other things, its financial results for the fiscal year ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

Item 7.01 Other Events

Furnished pursuant to this Current Report on Form 8-K is a press release, attached as Exhibit 99.1 hereto issued by the Company on May 20, 2008 to announce, among other things, certain developments relating to the Company’s capital structure.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.         Exhibit Description

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the Company dated May 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL LTD.

Date: May 20, 2008	By:	/s/ J. Randy MacDonald
J. Randy MacDonald Chief Financial Officer

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